                                                                    EXHIBIT 10.3

                       MCI WORLDCOM ON-NET VOICE AGREEMENT

This On-Net Voice Agreement ("Agreement") is made between MCI Telecommunications, Inc. ("MCI"), for itself and on behalf of its U.S.-based affiliates (collectively, "MCI WORLDCOM") and Fastnet ("Customer"). Customer agrees to the terms of this Agreement with a three (3) year commitment ("Term") and one hundred eighty thousand dollar ($180,000) Annual Volume Commitment ("AVC"). Customer will receive the On-Net Voice discounts associated with this Term and AVC as set forth in MCI Tariff FCC No. 1. AVC is net of discounts.

INTERSTATE DS3: For interstate DS3 Private Line service, Customer will pay a monthly charge (not eligible for discounts) equal to the greater of 29,366 per circuit mile of $2,000.00 (regardless of mileage). This monthly charge is in lieu of standard tariffed On-net fixed and per mile charges for DS3 Private Line service.

SERVICE PROVISIONING AND RECEIPT: MCI WORLDCOM will provide to Customer interstate and international Services pursuant to MCI Tariff FCC No. 1, and all other applicable tariffs of MCI WORLDCOM and its U.S.-based affiliates, (collectively, the "Tariff"). This Agreement incorporates by reference the terms of the Tariff, which may be modified from time to time in accordance with law and thereby affect the services furnished to Customer. In the event of inconsistency between the terms of the Tariff and this Agreement, the Tariff will be deemed controlling. The rates set forth in the Tariff do not pertain to the following: charges for MCI WORLDCOM services other than those set forth in this Agreement; charges for non-tariffed products, access or egress (or related) charges imposed by third parties; taxes or tax-like surcharges; and other tariffed charges applicable to Services. Customer agrees to pay all these other charges, to the extent applicable, in addition to the charges set forth in this Agreement. If MCI WORLDCOM voluntarily or involuntarily as a result of government or judicial action cancels the Tarriff in whole or in part, then effective on such cancellation this Agreement shall, as to canceled Tariff provisions previously applicable to this Agreement, incorporate by reference the substantively similar provisions of MCI WORLDCOM's standard Guide to Services and Pricing ("Guide"), as amended by MCI WORLDCOM from time to time. For purposes of such provisions, all references to the Tariff shall include reference to the Guide.

SERVICE CONSIDERATIONS: This Agreement shall be binding upon acceptance and execution by MCI WORLDCOM. Acceptance of this Agreement by MCI WORLDCOM is subject to customer meeting the terms and conditions set forth in the Tariff and, as applicable, in the Credit Approval Terms Attachment. The Term of this Agreement shall begin not later than the first day of the 1st full monthly billing period following acceptance of this Agreement by MCI WORLDCOM ("Agreement Start Date"). Customer shall not disclose the terms of this Agreement to any third party.

APPLICABLE SERVICES: With the exception of Frame Relay and Internet Service, this Agreement includes only those services billed under the On-Net Voice Customer ID assigned hereto and inserted below by MCI WORLDCOM.

CELLULAR AND PAGING SERVICES: Should Customer choose to order cellular service or MCI WORLDCOM voice paging service, under the applicable MCI WORLDCOM Customer agreement, that provides charges for cellular or paging services will contribute towards Customer's AVC, then MCI WORLDCOM shall allow such contribution only subsequent to Customer's execution of the appropriate agreement(s). In addition, Customer shall be eligible to receive a discount on the charges for cellular and/or paging services as set forth in these agreements. Voice paging service monthly recurring and usage charges, after the application of discounts, shall contribute to the AVC, if permitted in Customer's paging agreement.

INTERNET SERVICES: Should Customer choose to order Internet Service under an MCI WORLDCOM Internet Services Agreement ("Internet Agreement") that provides that charges for internet services will contribute towards Customer's AVC then MCI WORLDCOM shall allow such contribution only subseqent to Customer's execution of the Internet Agreement. In addition, Customer shall then be eligible to receive a discount on the charges of Internet Services as set forth in Internet Agreement. Internet Service monthly recurring and usage charges, after the application of disounts, shall contribute to the AVC permitted in the Internet Agreement.

Any capitalized terms not expressly defined in an Attachment to this Agreement shall have the meaning given to such term in this Agreement.

ACCEPTANCE DEADLINE: This Agreement shall be of no force and effect and the offer contained herein shall be deemed withdrawn unless this Agreement is executed by Customer and delivered to MCI WORLDCOM on or before September 03, 1999.

AUDIOCONFERENCING: Audioconferencing from MCI WORLDCOM Conferencing is a one-way, multi-point service that allows long distance telecommunications service between a single calling station and two or more called stations. Audioconferencing requires a teleconferencing bridge port for each called station. The necessary bridge ports are provided by a designated MCI WORLDCOM Conference Center.

MCI WORLDCOM LOCAL SERVICE. Where MCI WORLDCOM has received applicable regulatory approval and filed the necessary tariff(s). Customer will be eligible to receive a discount based upon the AVC and Term indicated above on its eligible monthly charges for MCI WORLDCOM facilities-based local exchange service. Local exchange service are provided by MCI WORLDCOM operating subsidiaries pursuant to applicable state tariffs and is subject to the terms and conditions of the On-Net Voice Term Plan set forth in the applicable state tariffs or transactional vehicles.

UNDERUTILIZATION: If at the end of any Annual Period as hereinafter defined, Customer's Qualifying Volume (as defined in the Tariff) during such Annual Period fails to meet or exceed the AVC, Customer shall pay, in addition to all other charges under this Agreement, the difference between the AVC and Customer's Qualifying Volume during such Annual Period. For purposes of this Agreement, "Annual Period" means the consecutive twelve (12) month period commencing on the Agreement Start Date hereof and each consecutive twelve (12) month period thereafter during the Term or any renewal Term hereof.

EARLY TERMINATION: If Customer terminates this Agreement prior to the expiration of the Term, Customer shall be required to pay, in addition to all accrued but unpaid charges through the date of termination, the difference between Customer's actual Qualifying Volume and the AVC for the Annual Period of termination, plus fifty (50%) of the AVC for all Annual Periods of the remainder of the Term.

CONVERSION FROM EXISTING MCI WORLDCOM AGREEMENTS: If Customer meets the conditions stated under "Termination without Liability" in Tariff, execution of this Agreement will cause an existing MCI or WORLDCOM term plan agreement to terminate automatically without application of any Early Termination Charges in those agreements. Early Termination and Underutilization Charges will apply if Customer is ineligible for conversion from existing MCI or Worldcom term plans without liability if all services are not converted to the On-Net Voice Plan.

PAYMENT ARRANGEMENTS: Customer must pay MCI WORLDCOM for services, including any applicable underutilization charges or early termination charges within thirty
(30) days after Customer's receipt of MCI WORLDCOM's invoice.

TERM RENEWAL: Upon the expiration of the Term, this Agreement will automatically renew on a month-to-month basis until either party provides the other party with at least thirty (30) days' advance written notice of its intent to terminate this Agreement.

ASSIGNMENT: Neither this Agreement, nor any rights or obligations of Customer in this Agreement, shall be transferable or assignable by Customer without MCI WORLDCOM's prior written consent, which will not be unreasonably withheld or delayed, and any attempted transfer of assignment hereof by Customer not n accordance herewith shall be null and void.

GOVERNING LAW: This Agreement, and all causes of action arising out of this Agreement, will be subject to the Communications Act of 1934, as amended (the "Act"), or, if any part of this Agreement is not governed by the Act, by the domestic law of the State of New York without regard to its choice of law principles.

ENTIRE AGREEMENT: This Agreement, including the Tariff and the Attachments referenced below, is the complete agreement of the parties and supercedes any prior agreements or representations, whether oral or written, with respect thereto. Except for Tariff modifications initiated by MCI WORLDCOM , no amendment to this Agreement will be valid unless each such change is accepted in writing by an authorized representative of both parties.

Eligible usage will contribute to the overall revenue commitment level and is eligible to receive discounts per the Tariff. Applicable rates and Discounts for MCI WORLDCOM Audioconferencing are set forth in the Tariff.

ADDITIONAL ATTACHMENTS: This Agreement incorporates the following Attachment(s):

Attachment A - Customer Profile
Attachment B - PLFlatRatePromo
Attachment C - IOC Discount Private Line Access Promotion
Attachment D - Frame Relay Integration Addendum
Attachment E - FRFlatRatePromo

--------------------------------------------------------------------------
Fastnet
Two Courtney Place
Suite 130
Bethlehem, PA  18017

MCI WorldCom - Office Use Only
Corp ID:
Contract:250811-01
Branch: 045
Billing Code: OPT213180
Sales Rep: Christopher Teefy
(609) 681-4064

FASTNET

/s/ Phillip Weller                                      8/6/99
-------------------------------------------          ---------------
Philip Weller, Vice President - Engineering          Acceptance Date



MCI TELECOMMUNICATIONS CORPORATION


-------------------------------------------          ----------------
Frank Grillo, Vice President of Marketing            Acceptance Date
--------------------------------------------------------------------------

                       MCI WORLDCOM ON-NET VOICE AGREEMENT
--------------------------------------------------------------------------
--------------------------------------------------------------------------

                       MCI WORLDCOM ON-NET VOICE AGREEMENT
                            ATTACHMENT A (CONTINUED)


                    MCI WORLDCOM COMMERCIAL CUSTOMER PROFILE
                              TERMS AND CONDITIONS

1. SERVICE AND PAYMENT TERMS. Customer and Guarantor agree to pay to MCI WORLDCOM all applicable Service charges and any and all federal, state, or local taxes that may apply to MCI WORLDCOM services provided. Customer's account becomes delinquent if payment is not received by MCI WORLDCOM on or before thirty (30) days from the billing date found on the invoice. If MCI WORLDCOM does not receive notice, in writing, of a dispute about the charges within thirty (30) days after an invoice is rendered, such invoice shall be deemed correct and binding. Customer agrees to make payment to MCI WORLDCOM at the address of the MCI WORLDCOM operating center designated on the first page of this Application; the place designated on the invoice; or at such place as MCI WorldCom directs. Customer agrees to and will be assessed a returned-check charge of up to $25.00 for any Customer check that a financial institution refuses to honor.

2. TERMINATION RIGHTS. MCI WORLDCOM, by oral or written notice to Customer, may immediately discontinue (unless the state in which customer resides prohibits or requires some other notification period) all Service(s) provided by MCI WORLDCOM to Customer or cancel a Service Agreement for any of the following reasons: (i) A breach by Customer of any of the provisions in the Service Agreement or this Credit Application; (ii) The failure of Customer to provide a satisfactory security deposit; (iii) Any violation by Customer of any law, rule, or regulation (including applicable Tariffs); (iv) MCI WORLDCOM's inability to furnish Service to Customer because of any law, rule, court order, or other government regulation or interference; (v) Any unauthorized or non-permitted use of MCI WORLDCOM Service; and (vi) Any event, transaction, or occurrence outside the control of MCI WORLDCOM.

3. INTEREST CHARGE. Customer agrees to pay to MCI WORLDCOM the lesser of an annual rate of interest of 18% (or a monthly rate of 1.5%) or the maximum rate allowed by law on all accounts that are delinquent. If the transactions contemplated by this Application would be usurious or violate any law, MCI WORLDCOM and Customer (or Guarantor, as defined below) agree (i) that the total amount contracted for, charged or received by MCI WORLDCOM that constitutes interest shall not exceed the maximum amount of interest allowed by law and (ii) that any excess interest that is above that allowed by law shall be credited or paid to Customer.

4. REPRESENTATIONS AND WARRANTIES. Customer, Guarantor, and the person(s) signing this Application represent and warrant to MCI WORLDCOM that (i) that the person executing on behalf of Customer has the authority and power to execute this application; (ii) Customer conducts a bona fide business and is in compliance with all laws; (iii) MCI WORLDCOM services will be used solely for commercial purposes; and (iv) Customer will abide by the permitted uses as set forth in the Service Agreement.

5. JURISDICTION AND VENUE. Customer and Guarantor agree that they, by executing this Application or Guaranty, are doing business in a state identified on the first page of this Application as a MCI WORLDCOM operating center, and all claims or causes of action that in any way arise out of or relate to the Application or Guaranty Agreement or the provision of service may be brought in a court of competent jurisdiction in such state. Customer and Guarantor hereby SPECIFICALLY AND VOLUNTARILY WAIVE the right to seek to transfer venue from the court in which MCI WORLDCOM against Customer or Guarantor has filed any action.

6. Guaranty AGREEMENT (If applicable). For value received, and in consideration of the credit heretofore and hereafter extend by MCI WORLDCOM, the undersigned, to Customer and all of its successors and assigns, whether one or more ("Guarantor"), jointly and severally guarantee the full and punctual payment when due of all indebtedness (as hereinafter defined) owing by Debtor to MCI WORLDCOM . "Debtor" includes Customer and all other entities owned or controlled by Customer and/or Guarantor, whether such entities are now or hereafter existing. Guarantor agrees that such guarantee is a continuing guarantee of payment of all indebtedness owing by Debtor to MCI WORLDCOM now outstanding or owing or which thereafter may exist or be incurred. It shall be conclusively presumed that all extensions of credit and financial accommodations made by MCI WORLDCOM to Debtor made concurrently herewith or hereafter are made in reliance upon this Guaranty Agreement.

         This guarantee shall continue until such time as Guarantor gives written notice of termination by actual delivery thereof to the Credit Manager of MCI WORLDCOM at the operating center identified on the first page hereof, and such notice of termination is acknowledged in writing by an officer of MCI WORLDCOM. Such termination of this guarantee shall not be effective as to the Indebtedness then owing to MCI WORLDCOM by Debtor, and this guarantee shall continue as to any such Indebtedness until the same is fully paid, discharged, and satisfied.

         Guarantor absolutely and unconditionally guarantees payment of the Indebtedness to MCI WORLDCOM. Guarantor's liability hereunder shall not be impaired, reduced, or affected by MCI WORLDCOM's failure, refusal, or neglect to collect the Indebtedness from Debtor, or to enforce or preserve any other security or guarantee, or the failure to perform any other act prior to seeking payment from Guarantor.

         Guarantor hereby expressly waives and consents in advance to any change or alteration of any agreement between Debtor and MCI WORLDCOM, including, without limitation, the rearrangement, renewal, and/or extension of Debtor's Indebtedness. Guarantor's liability hereunder shall not be impaired, reduced, or affected by the taking of any other guarantee or security for the Indebtedness, or by the release, subordination, or loss of any such other guarantee or security, whether done voluntarily by MCI WORLDCOM or by the death, insolvency, bankruptcy, disability of Debtor, or any Guarantor.

         As used herein "Indebtedness" means and includes every claim, demand, right, and/or cause of action of every kind or character and all extensions and renewals thereof, whether arising by reason of sales of goods; merchandise or service on open account: promissory notes; interest; express or implied contracts; tort; any other matter; or whether constituting a joint or several; direct or indirect; or primary or secondary liability of Debtor to MCI WORLDCOM.

7. AUTHORITY TO APPROVE. This Application for Commercial Credit is a solicitation by Customer to MCI WORLDCOM for an offer to sell to Customer telephone, Internet, and/or related services. Until such offer is made by MCI WORLDCOM and accepted by Customer, there is no contract obligating MCI WORLDCOM to provide any goods or services to Customer. MCI WORLDCOM will make no offer until Customer's credit worthiness has been investigated and approved by MCI WORLDCOM. NO SALESPERSON HAS AUTHORITY TO ENTER INTO THIS AGREEMENT OR ANY SIDE AGREEMENT.

                       MCI WorldCom On-Net Voice Agreement
                                  Attachment A

                    MCI WorldCom Commercial Customer Profile

------------------------------- ------------------ ----------------------- ----------------------- -----------------------
SALES INFORMATION
-------------------- ---------- ------------------------------------------------------------------------------------------
Sales Rep/ARM Name   Sales Rep  East National/Data    Address-East & National/Data: 6929 N. Lakewood Ave., Tulsa, OK 74117
                     ID                                                             (918-590-6000)
                                West Agents
Christopher Teefy                                     Address - West & Agents: 100 N.E. Loop 410, San Antonio, TX 78216
                                                                                    (210-285-2454)
--------------------------------------------------------------------------------------------------------------------------
APPLICANT INFORMATION
-------------------------------------------------------------------------- ----------------------- -----------------------
Complete Company Name (If incorporated, name shown on corporate charter)   Taxpayer ID (Required)  Date Business Started
Fastnet
------------------------------- ------------------------------------------ ----------------------- -----------------------
Main Business Phone Number      Type of Business (Required)                State of Incorporation  Date of Incorporation
610-289-1100                    Internet Service Provider
--------------------------------------------------------------------------------------------------------------------------
Street Address - Line 1
Two Courtney Place
-------------------------------------------------- ----------------------- ----------------------- -----------------------
Street Address - Line 2                            City                    State                   Zip + 4
Suite 130                                          Bethlehem               PA                      18017
-------------------------------------------------- ----------------------- ----------------------- -----------------------
Billing Address - Line 1

--------------------------------------------------------------------------------------------------------------------------
Billing Address - Line 2                           City                    State                   Zip + 4
-------------------------------------------------- ----------------------- ----------------------- -----------------------
PARENT OR SUBSIDIARY INFORMATION
--------------------------------------------------------------------------------------------------------------------------
Check One                       Name of Business                           State of Incorporation  Percentage Owned
Parent          Subsidiary
--------------------------------------------------------------------------------------------------------------------------
PRINCIPAL, PARTNER, AND MAJOR-SHAREHOLDER INFORMATION   LIST THE COMPLETE NAMES OF ALL PRINCIPALS, PARTNERS, AND MAJOR
                                                           SHAREHOLDERS
------------------------------- ------------------------------------------ -----------------------------------------------
                                Name of Owner                              Social Security Number
  CHECK ONE
                                ------------------------------------------ -----------------------------------------------
                                Name of Partner 1                          Social Security Number
Sole            Partnership
Proprietorship                  ------------------------------------------ -----------------------------------------------
                                Name of Partner 2                          Social Security Number

LLC             LLP             ------------------------------------------ -----------------------------------------------
                                Name of Officer 1                          Title

Private         Public          ------------------------------------------ -----------------------------------------------
 Corporation     Corporation    Name of Officer 2                          Title
--------------------------------------------------------------------------------------------------------------------------
REFERENCE
-------------------------------------------------------------------------- ----------------------- -----------------------
Name of Bank                                                               Phone                   Fax

-------------------------------------------------------------------------- ----------------------- -----------------------
Lending Officer                                                            Account Number

-------------------------------------------------------------------------- -----------------------------------------------
PREVIOUS OR EXISTING LOCAL-SERVICE PROVIDER                                Previous or Existing    Long-Distance Provider

-------------------------------------------------------------------------- -----------------------------------------------
General Trade References     LIST BUSINESSES WITH WHICH THE APPLICANT HAS TRADED WITHIN THE LAST 12 MONTHS
--------------------------------------------------------------------------------------------------------------------------
       Company                                     Name of Contract        Phone                   Fax
------ ------------------------------------------- ----------------------- ----------------------- -----------------------
1
------ ------------------------------------------- ----------------------- ----------------------- -----------------------
2
------ ------------------------------------------- ----------------------- ----------------------- -----------------------
3
------ ------------------------------------------- ----------------------- ----------------------- -----------------------
USAGE, CREDIT AND SIGNATURES
--------------------------------------------------------------------------------------------------------------------------
Estimated Monthly Usage         Authorization of Credit Investigation:
30000                           Applicant authorizes MCI WorldCom to investigate his credit and understands that
                                MCI WorldCom may also utilize the other sources of credit deemed necessary.  Such
------------------------------- information will be held in strict confidence.  Applicant agrees to indemnify and
Requested Credit Limit          hold MCI WorldCom and any other persons harmless from all liability, damage, or expenses arising from or relating to any and all credit investigations by MCI WorldCom.
                                Applicant has read and agrees to the Terms and Conditions attached to this Application.
------------------------------- ------------------------------------------------------------------------------------------
Name of Authorized Officer, Owner, or Partner      Title or Authorized Officer, Owner, or Partner  Application Tracking ID
Phillip Weller                                     Vice President - Engineering                    50642

-------------------------------------------------- ----------------------------------------------- -----------------------
Signature of Authorized Officer, Owner, or Partner                                                 Date
/s/ Phillip Weller                                                                                 8/6/99

-------------------------------------------------------------------------------------------------- -----------------------
CONTINUING GUARANTEE OF SERVICE                     COMPLETE ONLY WHEN GUARANTY IS REQUIRED BY MCI WORLDCOM
--------------------------------------------------------------------------------------------------------------------------
I personally guarantee payment of account to MCI WorldCom, Inc. executed effective in the date below.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Name                                                                       Social Security Number
-------------------------------------------------------------------------- -----------------------------------------------
Home Address                                                               State                   Zip + 4

-------------------------------------------------------------------------- ----------------------- -----------------------
Signature                                                                  Date

-------------------------------------------------------------------------- -----------------------------------------------

                       MCI WORLDCOM ON-NET VOICE AGREEMENT
                                  ATTACHMENT B

              MCI WORLDCOM FLAT-RATE PRIVATE LINE ACCESS PROMOTION

--------------------------------------------------------------------------------
CUSTOMER INFORMATION
--------------------------------------------------------------------------------
COMPANY NAME                      CONTACT                        TITLE
Fastnet

------------------------------------------------- ------------------------------
BILLING ADDRESS - LINE 1                                         PHONE
Two Courtney Place                                               610-289-1100

--------------------------------- ------------------------------ -------- ------
BILLING ADDRESS - LINE 2          CITY                           STATE    ZIP
Suite 130                         Bethlehem                      PA       18017
--------------------------------------------------------------------------------
PROMOTION SUMMARY
--------------------------------------------------------------------------------

    Customer receives flat-rate local loops for all new DSO's and T1's. Interstate service must be provided by MCI WorldCom. Promotion applies to "meet-point" circuits. Promotional rates are applicable for the length of the term agreement. Additional terms and conditions may apply.

     ---------------------------------------------------------------------------------------
     Monthly
     Recurring
     Per-Circuit                                 Access Type
     Charges

     ------------- ------------------------ ----------------------- ------------------------
                              1                       2                        3
     ------------- ------------------------ ----------------------- ------------------------

     Monthly                                                        Access is partially
     Recurring                              Access is at least      owned by MCI WorldCom
     Pre-Circuit                            partially served or     and spans more than 20
     Charges       Access is completely     owned by MCI WorldCom,  miles overall, or no
                   owned by MCI WorldCom    and spans less than     part of the circuit is
                                            20 miles overall.       provided by MCI
                                                                    WorldCom.
     ------------- ------------------------ ----------------------- ------------------------
     TERM YEARS        DSO         DS1         DS0         DS1         DS0          DS1
     ------------- ------------ ----------- ----------- ----------- ----------- ------------
          1             [*]         [*]        [*]          [*]          [*]         [*]
     ------------- ------------ ----------- ----------- ----------- ----------- ------------
          2             [*]         [*]        [*]          [*]          [*]         [*]
     ------------- ------------ ----------- ----------- ----------- ----------- ------------
          3             [*]         [*]        [*]          [*]          [*]         [*]
     ------------- ------------ ----------- ----------- ----------- ----------- ------------
          4             [*]         [*]        [*]          [*]          [*]         [*]
     ------------- ------------ ----------- ----------- ----------- ----------- ------------
          5             [*]         [*]        [*]          [*]          [*]         [*]
     ---------------------------------------------------------------------------------------

     The Account Term must provide below all related hardware information for each T1 or Circuit, in order to ensure proper enrollment and invoicing. The Promotion Code will be assigned at the T-Carrier level; however, if not ID is available, the Promotion Code will be assigned at the Circuit level.

     ----------------------------------------------------------------------------------------
     T-CARRIER ID         CIRCUIT   DSO OR DS1   NPA-NXX   SERVICE ORDER    ACCESS TYPE
     (OPTION 2&3)         ID                               NO.              (1,2,3)
---- -------------------- --------- ------------ --------- ---------------- -----------------
1

---- -------------------- --------- ------------ --------- ---------------- -----------------
2

---- -------------------- --------- ------------ --------- ---------------- -----------------
3

---- -------------------- --------- ------------ --------- ---------------- -----------------
4

---- -------------------- --------- ------------ --------- ---------------- -----------------
5

---- -------------------- --------- ------------ --------- ---------------- -----------------
6

---- -------------------- --------- ------------ --------- ---------------- -----------------
7

---- -------------------- --------- ------------ --------- ---------------- -----------------
8

---- -------------------- --------- ------------ --------- ---------------- -----------------
9

---- -------------------- --------- ------------ --------- ---------------- -----------------
10

---- -------------------- --------- ------------ --------- ---------------- -----------------
11

---- -------------------- --------- ------------ --------- ---------------- -----------------
12

---- -------------------- --------- ------------ --------- ---------------- -----------------
13

---- -------------------- --------- ------------ --------- ---------------- -----------------
14

---- -------------------- --------- ------------ --------- ---------------- -----------------
15

---- -------------------- --------- ------------ --------- ---------------- -----------------
16

---- -------------------- --------- ------------ --------- ---------------- -----------------
17

---- -------------------- --------- ------------ --------- ---------------- -----------------
18

---- -------------------- --------- ------------ --------- ---------------- -----------------
19

---- -------------------- --------- ------------ --------- ---------------- -----------------
20

---- -------------------- --------- ------------ --------- ---------------- -----------------
21

---- -------------------- --------- ------------ --------- ---------------- -----------------
22

---- -------------------- --------- ------------ --------- ---------------- -----------------
23

---- -------------------- --------- ------------ --------- ---------------- -----------------
24

---- -------------------- --------- ------------ --------- ---------------- -----------------

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                       MCI WORLDCOM ON-NET VOICE AGREEMENT
                                  ATTACHMENT C

                   IOC DISCOUNT PRIVATE LINE ACCESS PROMOTION
                                   FOR FASTNET

A Customer that enrolls in an MCI WORLDCOM On-net Private Line Agreement shall receive the monthly recurring Inter-Office Service discounts provided below, in addition to an On-net Private Line discounts associated with the selected term and volume commitment. The IOC discount is contingent on the length of the customer's new on-net contract signed. The discounts for all other products and service are set forth in MCI F.C.C. Tariff No. 1.

The customer must place an order for installation of all circuits which receive the benefits of this promotion by September 30, 1999. All circuits which receive the benefits of this promotion must be installed by October 31, 1999.

                                      [*]

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

                       MCI WORLDCOM ON-NET VOICE AGREEMENT
                                  ATTACHMENT D

                        FRAME RELAY INTEGRATION ADDENDUM
                                   FOR FASTNET

By enrolling in MCI WORLDCOM Domestic Frame Relay under this MCI WORLDCOM On-Net Voice Agreement, Customer's local access channel charges for T-1, DPLS, or DSO access, domestic monthly recurring port charges, and domestic monthly recurring permanent virtual circuit ("PVC") charges, after the application of discounts, will contribute toward the volume commitment under this Agreement. In addition, local access channel and monthly recurring charges for domestic port and PVC will receive the tariffed discount associated with the term and volume commitment of this Agreement. Customer will be subject to the term length and early termiantion and underutilization penalties in this Agreement.

For Frame Relay, Customer will pay the standard rates as set forth in the Tariff, including but not limited to access charges, standard Tariffed non-recurring charges, including but not limited to, installation charges and reconfiguration charges, monthly recurring port and permanent virtual circuit ("PVC") charges.

The rate set forth in the Tariff do not include, and the discounts set forth in the Tariff do not apply to, the following: charges for Frame Relay Service Services other than those set forth herein; non-tarriffed products; access or egress (or related) charges imposed by third parties; taxes or tax-like surcharges; and other tariffed charges, included without limitation, Universal Service Fund charges, and Primary Interexchange Carrier Charges, which are additional.

CUSTOMER SHOULD NOT ENROLL FOR FRAME RELAY SERVICE UNDER THIS AGREEMENT IF CUSTOMER HAS ENROLLED UNDER A MCI WORLDCOM STANDALONE FRAME RELAY AGREEMENT.

Any capitalized terms not expressly defined in this Attachment shall have the meaning given to such term in the Agreement.

                               BILLING IDENTIFIERS

        COMS ID (Required)                  ________________________
        Mega ID (if available):             ________________________
        Mega ID (if available):             ________________________
        Mega ID (if available):             ________________________
        Mega ID (if available):             ________________________
        Mega ID (if available):             ________________________
        Mega ID (if available):             ________________________
        Mega ID (if available):             ________________________
        Mega ID (if available):             ________________________
        Mega ID (if available):             ________________________
        Mega ID (if available):             ________________________

                       MCI WORLDCOM ON-NET VOICE AGREEMENT
                                  ATTACHMENT E

           MCI WORLDCOM FLAT-RATE FRAME RELAY AND ATM ACCESS PROMOTION

--------------------------------------------------------------------------------
Customer Information

------------------------- --------- ------------------- ------------------------
Company Name                        Contact             Title

--------------------------------------------------------------------------------
Billing Address                                         Phone

--------------------------------------------------------------------------------
Promotion Summary

---------- ---------- ---------- ---------- ---------- ---------- --------------

---------- ---------- ---------- ---------- ---------- ---------- --------------

---------- ---------- ---------- ---------- ---------- ---------- --------------

---------- ---------- ---------- ---------- ---------- ---------- --------------

---------- ---------- ---------- ---------- ---------- ---------- --------------

---------- ---------- ---------- ---------- ---------- ---------- --------------

---------- ---------- ---------- ---------- ---------- ---------- --------------

---------- ---------- ---------- ---------- ---------- ---------- --------------

---------- ---------- ---------- ---------- ---------- ---------- --------------

---------- ---------- ---------- ---------- ---------- ---------- --------------

---------- ---------- ---------- ---------- ---------- ---------- --------------

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


                       MCI WORLDCOM ON-NET VOICE AGREEMENT
                                  ATTACHMENT E

           MCI WORLDCOM FLAT-RATE FRAME RELAY AND ATM ACCESS PROMOTION

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CUSTOMER INFORMATION
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COMPANY NAME                      CONTACT                        TITLE
Fastnet

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BILLING ADDRESS - LINE 1                                         PHONE
Two Courtney Place                                               610-289-1100

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BILLING ADDRESS - LINE 2       CITY                       STATE       ZIP
Suite 130                      Bethlehem                  PA          18017
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PROMOTION SUMMARY
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          Customer receives flat-rate local loops for all new DSO's and T1's.
          Promotion requires T1 access loops to have a minimum of two channels dedicated to Frame Relay or ATM, and the T1's first two channels must be assigned to Frame Relay or ATM. Interstate service must be provided by MCI WorldCom. Promotion applies to "meet-point" circuits. Promotional rates are applicable for the length of the term agreement. Additional terms and conditions may apply.

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                                  MONTHLY RECURRING PER-CIRCUIT CHARGES

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          ------------- ------------ ----------- ------------------------------------------------
           Access Type      DSO          T1                Description of Access Type
          ------------- ------------ ----------- ------------------------------------------------
               1             [*]         [*]     Access is completely owned by MCI WorldCom.
          ------------- ------------ -----------  ------------------------------------------------
               2             [*]         [*]     Access is at least partially served or owned
                                                 by MCI WorldCom, and spans less than 20 miles
                                                 overall.
          ------------- ------------ ----------- ------------------------------------------------
               3             [*]         [*]     Access is  partially owned by MCI WorldCom and
                                                 spans more than 20 miles overall, or no part
                                                 of the circuit is provided by MCI WorldCom.
     --------------------------------------------------------------------------------------------

     The Account Term must provide below all related hardware information for each T1 or Circuit, in order to ensure proper enrollment and invoicing. The Promotion Code will be assigned at the T-Carrier level; however, if not ID is available, the Promotion Code will be assigned at the Circuit level.

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     T-CARRIER ID         CIRCUIT   DSO OR DS1   NPA-NXX   SERVICE ORDER    ACCESS TYPE
     (OPTION 2&3)         ID                               NO.              (1,2,3)
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

[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.